MERRILL LYNCH
                                                              CONSULTS
                                                              INTERNATIONAL
                                                              PORTFOLIO

                                [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              April 30, 1999

                                  MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

Worldwide Investments as of April 30, 1999

Ten Largest Industries                                                Percent of
(Equity Investments)                                                  Net Assets
Oil & Related .........................................................  11.7%
Electronics ...........................................................   9.6
Banking ...............................................................   7.2
Insurance .............................................................   6.9
Foods .................................................................   6.6
Pharmaceuticals .......................................................   5.2
Telecommunications ....................................................   4.9
Tires & Rubber ........................................................   3.9
Retail ................................................................   3.8
Beverage ..............................................................   3.8

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
Credit Suisse Group (Registered Shares) ...............................   4.3%
Telecom Italia SpA ....................................................   4.3
Axa ...................................................................   3.8
Diageo PLC ............................................................   3.8
Fujitsu Limited .......................................................   3.8
LVMH (Louis Vuitton Moet Hennessy) ....................................   3.5
Total SA 'B' ..........................................................   3.5
Nestle SA (Registered Shares) .........................................   3.5
BP Amoco PLC ..........................................................   3.4
Novartis AG (Registered Shares) .......................................   3.2

                  Merrill Lynch Consults International Portfolio, April 30, 1999

DEAR SHAREHOLDER

For the six month-period ended April 30, 1999, Merrill Lynch Consults International Portfolio had a total return of +7.63% compared to +15.28% for the unmanaged benchmark Morgan Stanley Capital International Europe, Australia and Far East Index. Although a number of factors contributed to the Fund's relative underperformance, the primary factor was our strategy of holding investments in Latin America through January as these markets continued to deteriorate, while underweighting in emerging Asia as the region recovered sharply from the financial crisis of last fall. For example, the unmanaged Hang Seng Index in Hong Kong has gained 33.21% since October 31, 1998, whereas European stocks as measured by the Dow Jones Stoxx 50 Index returned +15.41% over the same period. To a lesser extent, our relative underweight in Japan over the last two months of recovery in that market was also detrimental to the Fund's relative performance, with the Nikkei Index rising to 14.31% in US dollar terms since the beginning of the year.

Security selection contributed to improving relative performance, as demonstrated by the returns produced by some of our top holdings in Europe and Japan during the six-month period. These included: Telecom Italia SpA, +63.7%; Credit Swiss Group, +45.3%; Diageo PLC, +11.24%; LVMH (Louis Vuitton Moet Hennessy), +61.6%; Sony Corporation, +50.7%; and Fujitsu Limited, +64.9%. Hedging of the Japanese yen exposure proved mainly neutral to performance during the six-month period.

Investment Environment

The past six months saw a dramatic change in investor perceptions and in economic outlook throughout the world. Following the global financial crisis experienced during August, September and October, US and European markets rebounded sharply on monetary easing and on economic growth in the United States, which was much stronger than expected. Stock prices were also supported by the prevalence of a low inflation environment as economies recovered and the unprecedented pace of corporate mergers and acquisitions.

Latin America continued to suffer through January on the devaluation of the real, and although both markets and currencies have recovered sharply in the last two months, the region's economic condition is far from healthy. Many countries are experiencing or fast approaching recession and continued financial disturbances. On the other hand, the Asian recovery surprised the investment community. Investors have been anticipating an improvement in the Asian economy which, although showing positive signs, has yet to prove its sustainability. The problems of excess industrial capacity and weak financial systems are still latent. We have consciously maintained a limited exposure to these more volatile sectors of the world equity markets, recognizing that while a sharp rise can produce underperformance, a repeat of 1998's decline is conceivable in this still unstable region.

In Japan we believe we may be finally seeing the long-awaited turnaround, and investors are anticipating future improvements. Part of the rise in the Nikkei Index can be explained by purchases of Japanese securities by domestic financial companies for the March 31 fiscal year-end.

Portfolio Strategy

Although a correction is possible, we gradually increased our weight in Japan and used weakness to add to established positions. Our strategy is to select companies that are either competitive on a global scale or that have started restructuring to focus on improving return on equity. We partially hedge the currency exposure in Japan, to reduce this element of volatility from the Portfolio.

We continued to overweight Europe where we found solid companies, competitive on a regional or global scale, at reasonable valuations and with attractive risk/return characteristics. Throughout the six-month period ended April 30, 1999, we followed a stock selection strategy in Europe based on participating in three major trends shaping the economic and corporate fields, with country allocation a secondary consideration. First, companies have been undergoing industrial combinations and reorganizations to compete in a global environment and in a more open Europe. For example, Electrolux AB is in the middle of restructuring programs to increase operational efficiency; Endesa SA is reducing its workforce, acquiring regional affiliates to reduce costs, restructuring the balance sheet and repurchasing shares; and Koninklijke (Royal) Philips Electronics NV is half way through a four-year plan to reduce manufacturing sites and divest non-core businesses. Second, demographic changes that increase demand for financial and healthcare services are on the rise. In the financial sector, we own Axa in France, Credit Suisse Group in Switzerland, and Allied Zurich PLC and Prudential Corporation PLC in the United Kingdom. Our favorite beneficiaries of the demand for health care are Novartis AG, Sanofi SA and Glaxo Well come PLC. All have diversified pharma ceutical portfolios and superior research. Boots Company PLC, a pharmaceutical retailer, is also likely to benefit from this trend, in our opinion. Finally, select countries are still experiencing strength in consumption. We favored France, where Pinault-Printemps-Redoute SA is the retailing leader and LVMH (Louis Vuitton Moet Hennessy) experiences continued demand for its luxury goods in Europe and globally. Both companies have high-quality, aggressive manage-ments focused on shareholders.

In Conclusion

We appreciate your continued interest in Merrill Lynch Consults International Portfolio, and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Christophe Velay

Christophe Velay
Vice President and Portfolio Manager

June 10, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Consults International Portfolio's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================


                                     2 & 3

                  Merrill Lynch Consults International Portfolio, April 30, 1999

PERFORMANCE DATA

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Return

Period Covered                                                                      % Return
=================================================================================================
Year Ended 3/31/99                                                                     -9.26%
-------------------------------------------------------------------------------------------------
Five Years Ended 3/31/99                                                               +3.59
-------------------------------------------------------------------------------------------------
Inception (9/14/92) through 3/31/99                                                    +6.31
-------------------------------------------------------------------------------------------------

Recent Performance Results*

                                                 12 Month           3 Month      Since Inception
                                                Total Return      Total Return     Total Return
=================================================================================================
ML Consults International Portfolio                 -7.76%            +3.56%         +53.38%
-------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 9/14/92.

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                             Percent
LATIN                                  Shares Held/                                                                Value      of Net
AMERICA         Industries             Face Amount             Investments                           Cost        (Note 1a)    Assets
====================================================================================================================================
Argentina       Oil & Related              25,000   YPF Sociedad Anonima (ADR)*                   $   640,679   $ 1,050,000     2.3%
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Argentina                    640,679     1,050,000     2.3
====================================================================================================================================
Brazil          Mining                 US$ 44,000   Companhia Vale do Rio Doce SA, 0% due
                                                      12/31/2049 (a)                                        0             0     0.0
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Brazil                             0             0     0.0
====================================================================================================================================
                                                    Total Investments in Latin America                640,679     1,050,000     2.3
====================================================================================================================================
PACIFIC
BASIN
====================================================================================================================================
Australia       Telecommunications         53,000  +Telstra Corporation Limited                       290,994       287,879     0.6
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Australia                    290,994       287,879     0.6
====================================================================================================================================
Japan           Electrical Equipment      140,000   Hitachi Ltd.                                    1,260,692     1,023,732     2.2
                --------------------------------------------------------------------------------------------------------------------
                Electronics               100,000   Fujitsu Limited                                 1,326,973     1,714,885     3.8
                                           14,500   Sony Corporation                                1,174,991     1,355,765     3.0
                                                                                                  -----------   -----------     ---
                                                                                                    2,501,964     3,070,650     6.8
                --------------------------------------------------------------------------------------------------------------------
                Merchandising              19,000   Ito-Yokado Co., Ltd.                            1,004,019     1,167,883     2.6
                --------------------------------------------------------------------------------------------------------------------
                Tires & Rubber             40,000   Bridgestone Corp.                                 905,159     1,073,375     2.3
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Japan                      5,671,834     6,335,640    13.9
====================================================================================================================================
                                                    Total Investments in the Pacific Basin          5,962,828     6,623,519    14.5
====================================================================================================================================
WESTERN
EUROPE
====================================================================================================================================
France          Consumer--Goods             6,000   LVMH (Louis Vuitton Moet Hennessy)              1,295,543     1,611,732     3.5
                --------------------------------------------------------------------------------------------------------------------
                Foods                       5,300   Danone                                            879,482     1,419,209     3.1
                --------------------------------------------------------------------------------------------------------------------
                Health/Personal Care        8,000   Sanofi SA                                         690,834     1,255,686     2.7
                --------------------------------------------------------------------------------------------------------------------
                Insurance                  13,400   Axa                                               951,487     1,733,109     3.8
                --------------------------------------------------------------------------------------------------------------------
                Oil & Related              11,500   Total SA 'B'                                    1,177,202     1,577,439     3.5
                --------------------------------------------------------------------------------------------------------------------
                Retail                      4,000   Pinault-Printemps-Redoute SA                      679,990       664,675     1.5
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in France                     5,674,538     8,261,850    18.1
====================================================================================================================================

                                      4 & 5

                  Merrill Lynch Consults International Portfolio, April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

WESTERN                                                                                                                      Percent
EUROPE                                 Shares Held/                                                                Value      of Net
(concluded)     Industries             Face Amount             Investments                           Cost        (Note 1a)    Assets
====================================================================================================================================
Germany         Banking                    20,200   HypoVereinsbank                               $ 1,568,650   $ 1,319,126     2.9%
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Germany                    1,568,650     1,319,126     2.9
====================================================================================================================================
Italy           Natural Gas Utilities     140,000   Italgas SpA                                       476,677       623,821     1.4
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications        186,000   Telecom Italia SpA                              1,430,439     1,982,404     4.3
                --------------------------------------------------------------------------------------------------------------------
                Tires & Rubber            240,000   Pirelli SpA                                       525,494       734,106     1.6
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Italy                      2,432,610     3,340,331     7.3
====================================================================================================================================
Netherlands     Broadcast & Publishing     28,000   Wolters Kluwer NV 'A'                           1,372,740     1,220,970     2.7
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                  28,400   Akzo Nobel NV                                   1,170,897     1,285,003     2.8
                --------------------------------------------------------------------------------------------------------------------
                Electronics                15,000   Koninklijke (Royal) Philips Electronics NV        931,927     1,293,894     2.8
                --------------------------------------------------------------------------------------------------------------------
                Publishing                 30,000   VNU NV                                          1,026,754     1,216,102     2.7
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the Netherlands            4,502,318     5,015,969    11.0
====================================================================================================================================
Spain           Oil & Related              69,000  +Repsol, SA                                        703,900     1,124,656     2.5
                --------------------------------------------------------------------------------------------------------------------
                Utilities--Electric        40,000   Endesa, SA                                      1,085,251       890,749     1.9
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Spain                      1,789,151     2,015,405     4.4
====================================================================================================================================
Sweden          Household Appliances       70,000   Electrolux AB 'B'                                 658,054     1,422,375     3.1
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications &       37,000   Telefonaktiebolaget LM Ericsson 'B'               962,800       973,858     2.2
                Equipment
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Sweden                     1,620,854     2,396,233     5.3
====================================================================================================================================
Switzerland     Banking                    10,000   Credit Suisse Group (Registered Shares)         1,006,065     1,987,255     4.3
                --------------------------------------------------------------------------------------------------------------------
                Foods                         850   Nestle SA (Registered Shares)                     949,661     1,576,370     3.5
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals             1,000   Novartis AG (Registered Shares)                   534,490     1,466,956     3.2
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Switzerland                2,490,216     5,030,581    11.0
====================================================================================================================================
United Kingdom  Airlines                  180,000   British Airways PLC                             1,160,375     1,427,265     3.1
                --------------------------------------------------------------------------------------------------------------------
                Beverage                  148,500   Diageo PLC                                      1,746,720     1,715,435     3.8
                --------------------------------------------------------------------------------------------------------------------
                Financial Services         75,000   Allied Zurich PLC                               1,025,269     1,025,167     2.2
                --------------------------------------------------------------------------------------------------------------------
                Insurance                 100,000   Prudential Corporation PLC                      1,416,009     1,427,265     3.1
                --------------------------------------------------------------------------------------------------------------------
                Natural Gas Utilities     160,058   BG PLC                                            530,588       898,706     2.0
                --------------------------------------------------------------------------------------------------------------------
                Oil & Related              82,000   BP Amoco PLC                                    1,237,089     1,556,516     3.4
                --------------------------------------------------------------------------------------------------------------------
                Pharmaceuticals            31,000   Glaxo Wellcome PLC                                983,256       917,346     2.0
                --------------------------------------------------------------------------------------------------------------------
                Retail                     80,000   Boots Company PLC                                 702,070     1,059,380     2.3
                --------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in the United Kingdom         8,801,376    10,027,080    21.9
====================================================================================================================================
                                                    Total Investments in Western Europe            28,879,713    37,406,575    81.9
====================================================================================================================================

SHORT-TERM
SECURITIES                                                      Issue
====================================================================================================================================
                Commercial Paper**       $850,000   Ford Motor Credit Company, 4.95%
                                                    due 5/03/1999                                     849,766       849,766     1.8
====================================================================================================================================
                                                    Total Investments in Short-Term Securities        849,766       849,766     1.8
====================================================================================================================================
                Total Investments                                                                 $36,332,986    45,929,860   100.5
                                                                                                  ===========
                Unrealized Depreciation on Forward Foreign Exchange Contracts***                                    (39,757)   (0.1)

                Liabilities in Excess of Other Assets                                                              (194,704)   (0.4)
                                                                                                               ------------   -----
                Net Assets                                                                                     $ 45,695,399   100.0%
                                                                                                               ============   =====
====================================================================================================================================

      +     Non-income producing security.
      (a)   Received through a bonus issue from Companhia Vale do Rio Doce SA.
            As of April 30, 1999, the bonds have not commenced trading and the coupon rate has not been determined.
      *     American Depositary Receipts (ADR).
      **    Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      ***   Forward foreign exchange contracts sold as of April 30, 1999 were as follows:

      -------------------------------------------------------------------------
                                                                 Unrealized
      Foreign                         Expiration                Depreciation
      Currency Sold                      Date                     (Note 1c)
      -------------------------------------------------------------------------
      (Yen) 360,810,000               June 1999                   $(39,757)
      -------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts (US$ Commitment--$3,000,000)             $(39,757)
                                                                  ========
      -------------------------------------------------------------------------

      See Notes to Financial Statements.


                                      6 & 7

                  Merrill Lynch Consults International Portfolio, April 30, 1999

STATEMENT OF ASSETS AND LIABILITIES

                           As of April 30, 1999
=================================================================================================================================
Assets:                    Investments, at value (identified cost--$36,332,986) (Note 1a) .........                  $ 45,929,860
                           Cash ...................................................................                           409
                           Foreign cash (Note 1b) .................................................                           365
                           Receivables:
                              Dividends ...........................................................   $   268,397
                              Beneficial interest sold ............................................        25,000         293,397
                                                                                                      -----------
                           Prepaid registration fees and other assets (Note 1f) ...................                        15,935
                                                                                                                     ------------
                           Total assets ...........................................................                    46,239,966
                                                                                                                     ------------
=================================================================================================================================
Liabilities:               Unrealized depreciation on forward foreign exchange
                             contracts (Note 1c) ..................................................                        39,757
                           Payables:
                              Beneficial interest redeemed ........................................       280,040
                              Distributor (Note 2) ................................................        38,045
                              Investment adviser (Note 2) .........................................        28,534
                              Administration fee (Note 2) .........................................         9,511         356,130
                                                                                                      -----------
                           Accrued expenses .......................................................                       148,680
                                                                                                                     ------------
                           Total liabilities ......................................................                       544,567
                                                                                                                     ------------
=================================================================================================================================
Net Assets:                Net assets .............................................................                  $ 45,695,399
                                                                                                                     ============
=================================================================================================================================
Net Assets                 Common shares of beneficial interest, $.10 par value,
Consist of:                  unlimited number of shares authorized ................................                  $    383,013
                           Paid-in capital in excess of par .......................................                    34,361,551
                           Undistributed investment income--net ...................................                       181,407
                           Undistributed realized capital gains on investments
                             and foreign currency transactions--net ...............................                     1,216,969
                           Unrealized appreciation on investments and foreign
                             currency transactions--net ...........................................                     9,552,459
                                                                                                                     ------------
                           Net assets--Equivalent to $11.93 per share based
                             on 3,830,131 shares of beneficial interest outstanding ...............                  $ 45,695,399
                                                                                                                     ============
=================================================================================================================================

            See Notes to Financial Statements

STATEMENT OF OPERATIONS

                           For the Six Months Ended April 30, 1999
=================================================================================================================================
Investment                 Dividends (net of $34,914 foreign withholding tax) .....................                  $    271,497
Income                     Interest and discount earned ...........................................                        41,068
(Notes 1d & 1e):                                                                                                     ------------
                           Total income ...........................................................                       312,565
                                                                                                                     ------------
=================================================================================================================================
Expenses:                  Account maintenance and distribution fees (Note 2) .....................   $   265,699
                           Investment advisory fees (Note 2) ......................................       199,274
                           Stamp tax fee ..........................................................        70,289
                           Administration fees (Note 2) ...........................................        66,425
                           Professional fees ......................................................        39,023
                           Custodian fees .........................................................        34,339
                           Printing and shareholder reports .......................................        22,957
                           Registration fees (Note 1f) ............................................        15,251
                           Transfer agent fees (Note 2) ...........................................        14,717
                           Trustees' fees .........................................................        14,507
                           Accounting services (Note 2) ...........................................        11,004
                           Pricing fees ...........................................................         2,825
                           Other ..................................................................         3,024
                                                                                                      -----------
                           Total expenses .........................................................                       759,334
                                                                                                                     ------------
                           Investment loss--net ...................................................                      (446,769)
                                                                                                                     ------------
=================================================================================================================================
Realized &                 Realized gain (loss) from:
Unrealized                    Investments--net ....................................................     2,785,282
Gain (Loss)                   Foreign currency transactions--net ..................................      (476,403)      2,308,879
On Investments                                                                                        -----------
& Foreign                  Change in unrealized appreciation/depreciation on:
Currency                      Investments--net ....................................................     1,362,889
Transactions--Net             Foreign currency transactions--net ..................................       571,570       1,934,459
(Notes 1b, 1c,                                                                                        -----------    ------------
1e & 3):                   Net realized and unrealized gain on investments and
                              foreign currency transactions .......................................                     4,243,338
                                                                                                                     ------------
                           Net Increase in Net Assets Resulting from Operations ...................                  $  3,796,569
                                                                                                                     ============
=================================================================================================================================

            See Notes to Financial Statements.


                                      8 & 9

                  Merrill Lynch Consults International Portfolio, April 30, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six       For the
                                                                                                Months Ended     Year Ended
                          Increase (Decrease) in Net Assets:                                   April 30, 1999  Oct. 31, 1998
============================================================================================================================
Operations:               Investment income (loss)--net ....................................   $   (446,769)   $     351,802
                          Realized gain on investments and foreign currency
                            transactions--net ..............................................      2,308,879        1,396,964
                          Change in unrealized appreciation/depreciation on
                            investments and foreign currency transactions--net .............      1,934,459       (2,602,101)
                                                                                               ------------    -------------
                          Net increase (decrease) in net assets resulting from operations...      3,796,569         (853,335)
                                                                                               ------------    -------------
============================================================================================================================
Dividends &               Investment income--net ...........................................       (929,175)      (1,584,173)
Distributions to          In excess of investment income--net ..............................             --         (931,508)
Shareholders              Realized gain on investments--net ................................             --       (3,930,011)
(Note 1g):                                                                                     ------------    -------------
                          Net decrease in net assets resulting from dividends
                            and distributions to shareholders ..............................       (929,175)      (6,445,692)
                                                                                               ------------    -------------
============================================================================================================================
Beneficial Interest       Net decrease in net assets derived from beneficial
Transactions                interest transactions ..........................................    (17,613,792)     (40,209,743)
(Note 4):                                                                                      ------------    -------------
============================================================================================================================
Net Assets:               Total decrease in net assets .....................................    (14,746,398)     (47,508,770)
                          Beginning of period ..............................................     60,441,797      107,950,567
                                                                                               ------------    -------------
                          End of period* ...................................................   $ 45,695,399    $  60,441,797
                                                                                               ============    =============
============================================================================================================================
                         *Undistributed investment income--net .............................   $    181,407    $   1,557,351
                                                                                               ============    =============
============================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios           For the
                   have been derived from information provided      Six Months
                   in the financial statements.                       Ended                 For the Year Ended October 31,
                                                                     April 30,   ------------------------------------------------
                   Increase (Decrease) in Net Asset Value:             1999+         1998+        1997+        1996+        1995+
=================================================================================================================================
Per Share          Net asset value, beginning of period ........     $ 11.27       $ 12.37     $  12.09     $  12.28     $  12.83
Operating                                                            -------       -------     --------     --------     --------
Performance:          Investment income (loss)--net ............        (.10)          .05          .10         (.05)        (.05)
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net ........................         .95          (.40)         .97          .76         (.18)
                                                                     -------       -------     --------     --------     --------
                   Total from investment operations ............         .85          (.35)        1.07          .71         (.23)
                                                                     -------       -------     --------     --------     --------
                   Less dividends and distributions:
                      Investment income--net ...................        (.19)         (.18)          --           --           --
                      In excess of investment income--net ......          --          (.11)        (.44)        (.44)          --
                      Realized gain on investments--net ........          --          (.46)        (.35)        (.46)        (.32)
                                                                     -------       -------     --------     --------     --------
                   Total dividends and distributions ...........        (.19)         (.75)        (.79)        (.90)        (.32)
                                                                     -------       -------     --------     --------     --------
                   Net asset value, end of period ..............     $ 11.93       $ 11.27     $  12.37     $  12.09     $  12.28
                                                                     =======       =======     ========     ========     ========
=================================================================================================================================
Total Investment   Based on net asset value per share ..........        7.63%++      (2.79%)       9.26%        5.93%       (1.68%)
Return:                                                              =======       =======     ========     ========     ========
=================================================================================================================================
Ratios to Average  Expenses ....................................        2.86%*        2.70%        2.44%        2.37%        2.35%
Net Assets:                                                          =======       =======     ========     ========     ========
                   Investment income (loss)--net ...............       (1.68%)*        .39%         .84%        (.42%)       (.41%)
                                                                     =======       =======     ========     ========     ========
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ....     $45,695       $60,442     $107,951     $174,921     $197,077
Data:                                                                =======       =======     ========     ========     ========
                   Portfolio turnover ..........................       29.93%        48.78%       28.62%       38.16%       17.31%
                                                                     =======       =======     ========     ========     ========
=================================================================================================================================

      *     Annualized.
      +     Based on average shares outstanding.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.


                                     10 & 11

                  Merrill Lynch Consults International Portfolio, April 30, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities, including depositary receipts, which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contract.

o Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sub stantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend date. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.

The Fund has an Administrative Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing


                                     12 & 13

                  Merrill Lynch Consults International Portfolio, April 30, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a subagreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund.

As authorized by the Plan, the Distributor has entered into an agreement with MLPF&S, an affiliate of the Investment Adviser, which provides for the compensation of MLPF&S for providing account maintenance and distribution-related services to the Fund. For the six months ended April 30, 1999, MLFD earned $265,699 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $9,279 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 1999.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1999 were $15,400,419 and $31,432,968, respectively.

Net realized gains (losses) for the six months ended April 30, 1999 and net unrealized gains (losses) as of April 30, 1999 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ....................       $ 2,785,282        $ 9,596,874
Foreign currency transactions ............            31,205             (4,658)
Forward foreign exchange
contracts ................................          (507,608)           (39,757)
                                                 -----------        -----------
Total ....................................       $ 2,308,879        $ 9,552,459
                                                 ===========        ===========
-------------------------------------------------------------------------------

As of April 30, 1999, net unrealized appreciation for Federal income tax purposes aggregated $9,596,874, of which $10,545,355 related to appreciated securities and $948,481 related to depreciated securities. The aggregate cost of investments at April 30, 1999 for Federal income tax purposes was $36,332,986.

4. Beneficial Interest Transactions:

Transactions in shares of beneficial interest were as follows:

--------------------------------------------------------------------------------
For the Six Months Ended                                               Dollar
April 30, 1999                                      Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................          134,494        $  1,503,543
Shares issued to shareholders
in reinvestments of dividends
and distributions ........................           76,975             865,198
                                                 ----------        ------------
Total issued .............................          211,469           2,368,741
Shares redeemed ..........................       (1,742,078)        (19,982,533)
                                                 ----------        ------------
Net decrease .............................       (1,530,609)       $(17,613,792)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
For the Year Ended                                                    Dollar
October 31, 1998                                    Shares            Amount
--------------------------------------------------------------------------------
Shares sold ..............................          856,874        $ 10,569,673
Shares issued to shareholders
in reinvestments of dividends
and distributions ........................          537,886           6,056,591
                                                 ----------        ------------
Total issued .............................        1,394,760          16,626,264
Shares redeemed ..........................       (4,761,563)        (56,836,007)
                                                 ----------        ------------
Net decrease .............................       (3,366,803)       $(40,209,743)
                                                 ==========        ============
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

At October 31, 1998, the Fund had a net capital loss carryforward of approximately $1,092,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Alan J. Albert, Senior Vice President
Christophe Velay, Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Merrill Lynch Consults International Portfolio has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                     14 & 15

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Consults
International Portfolio
Box 9011
Princeton, NJ
08543-9011                                                          #16566--4/99

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